EXHIBIT 32.2




                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

                                   PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2005


I, Maria Fenanda Rosales, Chief Financial Officer of Promotora. Corporation (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of the Company on Form 10-KSB for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                         /s/ Ramon Rosales
                                                         -----------------
                                                         Ramon E. Rosales
                                                         Chief Financial Officer

                                                         Dated: April 2, 2006